Page 1             The Williams Companies, Inc. Affiliates            EXHIBIT 21



Beech Grove Processing Company *                                               Tennessee                 100%
Tennessee Processing Company                                                   Delaware                  100%
Inland Ports, Inc. *                                                           Tennessee                 100%
Kentucky Asset Management, Inc.                                                Kentucky                  100%
Langside Limited *                                                             Bermuda                   100%
Realco Realty Corp. *                                                          Delaware                  100%
Realco of Crown Center, Inc.                                                   Delaware                  100%
Realco of San Antonio, Inc.                                                    Delaware                  100%
The Tennessee Coal Company *                                                   Delaware                  100%
Transco Energy Company *                                                       Delaware                  100%
Energy Tech, Inc.                                                              Delaware                  100%
Transco Coal Gas Company                                                       Delaware                  100%
Transco Energy Investment Company                                              Delaware                  100%
Transco Exploration Company                                                    Delaware                  100%
Transco Gas Company                                                            Delaware                  100%
Border Gas, Inc.                                                               Delaware                   10%
Liberty Operating Company                                                      Delaware                  100%
NESP Supply Corp.                                                              Delaware                33.33%
Transco Liberty Pipeline Company                                               Delaware                  100%
Transeastern Gas Pipeline Company, Inc.                                        Delaware                  100%
Transco P-S Company                                                            Delaware                  100%
Transco Resources, Inc.                                                        Delaware                  100%
Magnolia Methane Corp.                                                         Delaware                  100%
Transco Terminal Company                                                       Delaware                  100%
Transco Tower Realty, Inc.                                                     Delaware                  100%
Tulsa Williams Company *                                                       Delaware                  100%
Valley View Coal, Inc. *                                                       Tennessee                 100%
WHD Enterprises, Inc. *                                                        Delaware                  100%
WilMart, Inc. *                                                                Delaware                  100%
Williams Acquisition Holding Company, Inc. *                                   New Jersey                100%
Fishhawk Ranch, Inc.                                                           Florida                   100%
Williams Acquisition Holding Company, Inc. Del *                               Delaware                  100%
Williams Aircraft, Inc. *                                                      Delaware                  100%
ChoiceSeat, L.L.C. *                                                           Delaware                  100%
Williams Indonesia, L.L.C. *                                                   Delaware                  100%
Williams International Investments Cayman Limited *                            Cayman Islands            100%
The Asian Infrastructure Fund                                                  Cayman Islands          79.56%
Williams Communications Group, Inc. *                                          Delaware                   85%
Williams Communications, Inc.                                                  Delaware                  100%
Axient Communications, Inc.                                                    Arizona                   8.3%
CSI Incorporated *                                                             Delaware                84.54%
Compass Telecommunications, Inc.                                               Nevada                   19.9%
Concentric Network Corporation                                                 Delaware                 11.5%
Critical Connections, Inc. *                                                   Delaware                  100%
Data Communications 2000, Inc.                                                 California                100%
Global Access Telecommunications Services Limited                              England                   100%
Intersys Mexico, Sa de CV                                                      Mexico                    100%
Vvytech, Ltd.                                                                  England                   100%
Vyvx International Ltd                                                         England                   100%
WCS Communications Systems, Inc. *                                             Delaware                  100%
WCS Microwave Services, Inc. *                                                 Nevada                    100%
Williams Communications Group PTE Ltd.                                         Singapore                 100%
Williams Communications Group, Ltd.                                            England                   100%
Williams Communications of Virginia, Inc.                                      Virginia                  100%
Williams Global Communications Holdings, Inc.                                  Cayman Islands            100%
Williams International ATL Limited *                                           Cayman Islands            100%
ATL - Algar Telecom Leste, S. A. *                                             Brazil                     20%
ATL Cayman International                                                       Cayman Islands            100%

Johi Representacoes Ltda *                                                     Brazil                    100%
ATL - Algar Telecom Leste, S. A. *                                             Brazil                     35%
ATL Cayman International                                                       Cayman Islands            100%
SKTI-US L.L.C.                                                                 Delaware                   50%
ATL - Algar Telecom Leste, S. A. *                                             Brazil                     30%
Williams International Australian Telecom Limited *                            Cayman Islands            100%
Seroja Klasik Sdn. Bhd.                                                        Malaysia                 19.9%
PowerTel Limited *                                                             Australia                31.7%
Williams International Ventures Company *                                      Delaware                  100%
Powertel Pty Limited                                                           Australia                 100%
WilTel Communications Pty Limited                                              Australia                 100%
PowerTel Limited *                                                             Australia                  35%
Williams International Telecom Chile Limited *                                 Cayman Islands            100%
MetroCom S.A.                                                                  Chile                    19.9%
Williams Learning Network, Inc. *                                              Delaware                  100%
Williams Local Network, Inc.                                                   Delaware                  100%
Williams Wireless, Inc. *                                                      Delaware                  100%
Ziplink                                                                        Delaware                  1.7%
Williams Energy Company *                                                      Delaware                  100%
Williams Energy Services *                                                     Delaware                  100%
Longhorn Enterprises of Texas, Inc. *                                          Delaware                  100%
MAPCO Inc. DE                                                                  Delaware                  100%
FleetOne Inc. *                                                                Delaware                  100%
Gas Supply, L.L.C.                                                             Delaware                  100%
MAPCO Alaska Inc.                                                              Alaska                    100%
MAPCO Canada Energy Inc.                                                       Canada                    100%
MAPCO Energy Services, L.L.C.                                                  Delaware                  100%
MAPCO Impressions Inc.                                                         Oklahoma                  100%
MAPCO Inc. NV                                                                  Nevada                    100%
MAPCO Indonesia Inc.                                                           Delaware                  100%
MAPCO Minerals Corporation                                                     Delaware                  100%
TouchStar Technologies, L.L.C.                                                 Delaware                  100%
Servicios de TouchStar de Mexico S.A. de C.V. *                                Mexico                     90%
TouchStar Pacific Pty Limited                                                  Australia                 100%
TouchStar de Mexico S.A. de C.V. *                                             Mexico                     90%
TouchSystems Australia Pty. Ltd.                                               Australia                 100%
Williams Energy, L.L.C.                                                        Delaware                  100%
Williams Gathering & Transportation, L.L.C. *                                  Oklahoma                 32.5%
Williams Equities, Inc.                                                        Delaware                  100%
Williams Gas Pipeline - Alliance Canada, Inc.                                  New Brunswick             100%
Williams International Energy, Inc.                                            Delaware                  100%
WPX Enterprises, Inc.                                                          Delaware                  100%
Williams Customer Information Solution, Inc.                                   Delaware                  100%
Williams Distributed Power Services, Inc. *                                    Delaware                  100%
ESPAGAS USA, Inc. *                                                            Delaware                  100%
ESPAGAS, S.A. de C.V. *                                                        Mexico                     10%
Servicios de ESPAGAS. S.A. de C.V. *                                           Mexico                     10%
Servicios de TouchStar de Mexico S.A. de C.V. *                                Mexico                     10%
TouchStar de Mexico S.A. de C.V. *                                             Mexico                     10%
ESPAGAS, S.A. de C.V. *                                                        Mexico                     90%
Servicios de ESPAGAS. S.A. de C.V. *                                           Mexico                     90%
Touchstar Energy Technologies, Inc. *                                          Texas                     100%
Williams Energy Ventures, Inc.                                                 Delaware                  100%
Williams Ethanol Services, Inc.                                                Delaware                  100%
Williams Memphis Terminal, Inc.                                                Delaware                  100%
Williams Field Services Group, Inc.                                            Delaware                  100%
Carbon County UCG, Inc.                                                        Delaware                  100%
Energy International Corporation                                               Pennsylvania              100%
WFS - Liquids Company                                                          Delaware                  100%
HI-BOL Pipeline Company                                                        Delaware                  100%

WFS - Offshore Gathering Company *                                             Delaware                  100%
WFS - Pipeline Company *                                                       Delaware                  100%
WFS - NGL Pipeline Company, Inc.                                               Delaware                  100%
Tri-States NGL Pipeline, L.L.C.                                                Delaware                16.67%
WFS - OCS Gathering Co.                                                        Delaware                  100%
WFS Enterprises, Inc.                                                          Delaware                  100%
Williams Field Services Company                                                Delaware                  100%
Williams Gas Processing - Gulf Coast Company, L.P. *                           Delaware                    1%
Williams Gas Processing - Kansas Hugoton Company                               Delaware                  100%
Williams Gas Processing - Mid-Continent Region Company                         Delaware                  100%
Williams Gas Processing - Wamsutter Company                                    Delaware                  100%
Williams Gas Processing Company                                                Delaware                  100%
Williams Merchant Services Company, Inc.                                       Delaware                  100%
Williams Energy Marketing & Trading Company                                    Delaware                  100%
F T & T, Inc. *                                                                Delaware                  100%
Hazleton Fuel Management Company *                                             Delaware                  100%
Hazleton Pipeline Company                                                      Delaware                  100%
TM Cogeneration Company                                                        Delaware                  100%
TransNetwork Holding Company *                                                 Delaware                  100%
Williams Energy Network, Inc.                                                  Delaware                  100%
Transco Energy Marketing Company                                               Delaware                  100%
TXG Gas Marketing Company *                                                    Delaware                  100%
Williams Gas Company *                                                         Delaware                  100%
Utility Management Corporation                                                 Delaware                  100%
Williams Independence Marketing Company                                        Delaware                  100%
Williams Pipe Line Company                                                     Delaware                  100%
WillBros Terminal Company                                                      Delaware                  100%
Williams Kansas El Dorado-Americus Company                                     Delaware                  100%
Williams Pipe Line Company of Wisconsin                                        Wisconsin                 100%
Williams Terminals Company                                                     Delaware                  100%
Williams Production Company                                                    Delaware                  100%
WPX Gas Resources Company                                                      Delaware                  100%
Williams Generation Company - Hazleton                                         Delaware                  100%
Williams Production Rocky Mountain Company                                     Delaware                  100%
Williams Environmental Services Company *                                      Delaware                  100%
Williams Exploration Company *                                                 Delaware                  100%
Rainbow Resources, Inc.                                                        Colorado                  100%
Williams Express, Inc. DE *                                                    Delaware                  100%
Alaska Blimpie Co-Op, Inc.                                                     Delaware                   50%
Alaska Blimpie Co-op, Inc.                                                     Delaware                   50%
Valley Towing Service, Inc.                                                    Tennessee                 100%
Williams Alaska Petroleum, Inc.                                                Alaska                    100%
Williams Express, Inc. AK                                                      Alaska                    100%
Williams Gathering & Transportation, L.L.C. *                                  Oklahoma                 67.5%
Williams Petroleum Pipeline Systems, Inc.                                      Delaware                  100%
Williams TravelCenters, Inc.                                                   Delaware                  100%
Williams Gas Pipeline Company                                                  Delaware                  100%
Kern River Acquisition Corporation *                                           Delaware                  100%
Kern River Gas Transmission Company *                                          Texas                      50%
Kern River Funding Corporation                                                 Delaware                  100%
Northwest Pipeline Corporation *                                               Delaware                  100%
NWP Enterprises, Inc.                                                          Delaware                  100%
Texas Gas Transmission Corporation *                                           Delaware                  100%
TGT Enterprises, Inc.                                                          Delaware                  100%
Transcontinental Gas Pipe Line Corporation *                                   Delaware                  100%
Cardinal Operating Company                                                     Delaware                  100%
Cross Bay Operating Company                                                    Delaware                  100%
Cumberland Operating Company                                                   Delaware                  100%
Independence Operating Company                                                 Delaware                  100%
Marsh Resources, Inc.                                                          Delaware                  100%

Pine Needle Operating Company                                                  Delaware                  100%
TGPL Enterprises, Inc.                                                         Delaware                  100%
TRANSCO CROSS BAY COMPANY                                                      Delaware                  100%
TransCardinal Company                                                          Delaware                  100%
TransCarolina LNG Company                                                      Delaware                  100%
TransCumberland Pipeline Company                                               Delaware                  100%
Transco Independence Pipeline Company                                          Delaware                  100%
WGP Enterprises, Inc.                                                          Delaware                  100%
Williams Gas Processing - Gulf Coast Company, L.P. *                           Delaware                   99%
Williams Buccaneer Operating Company *                                         Delaware                  100%
Williams Gas Pipeline - Alliance U.S., Inc.                                    Delaware                  100%
Williams Gas Pipelines Central, Inc. *                                         Delaware                  100%
Williams Storage Company *                                                     Delaware                  100%
Williams Western Pipeline Company *                                            Delaware                  100%
Kern River Gas Transmission Company *                                          Texas                      50%
Kern River Funding Corporation                                                 Delaware                  100%
Williams Headquarters Acquisition Company *                                    Delaware                  100%
Williams Headquarters Building Company *                                       Delaware                  100%
Williams Headquarters Management Company *                                     Delaware                  100%
Williams Hugoton Compression Services, Inc. *                                  Delaware                  100%
Williams Information Services Corporation *                                    Delaware                  100%
Williams International Company *                                               Delaware                  100%
Williams Gas Pipeline Mexico, S.A. de C.V. *                                   Mexico                     10%
Williams Global Holdings Company                                               Delaware                  100%
Williams Intercontinental Holdings Company                                     Delaware                  100%
Williams International Bermuda Limited *                                       Bermuda                   100%
Williams International Communications, Inc.                                    Delaware                  100%
Williams International Cusiana-Cupiagua Limited                                Cayman Islands            100%
Williams International Ecuadorian Ventures Bermuda Limited *                   Bermuda                   100%
Williams International El Furrial Limited                                      Cayman Islands            100%
WilPro Energy Services El Furrial Limited                                      Cayman Islands          66.67%
Williams International Guara Limited                                           Cayman Islands            100%
WilPro Energy Services Guara Limited                                           Cayman Islands            100%
Williams International Holdings Limited                                        Cayman Islands            100%
Williams International Investment Ventures Cayman Limited                      Cayman Islands            100%
Williams International Investments Cayman Limited *                            Cayman Islands            100%
The Asian Infrastructure Fund                                                  Cayman Islands          79.56%
Williams International Jose Limited                                            Cayman Islands            100%
Williams International Oil & Gas Venezuela Limited                             Cayman Islands            100%
Williams International Operations Venezuela Limited                            Cayman Islands            100%
Williams International Pigap Limited                                           Cayman Islands            100%
WilPro Energy Services Pigap II Limited                                        Cayman Islands             70%
Williams International Pipeline Company                                        Delaware                  100%
Williams Gas Pipeline Mexico, S.A. de C.V. *                                   Mexico                     90%
Williams International Services Company                                        Nevada                    100%
Worldwide Services Limited                                                     Cayman Islands            100%
Williams International Telecom Limited *                                       Delaware                  100%
Lightel S. A. Tecnologia da Informacao *                                                                  20%
ATL - Algar Telecom Leste, S. A. *                                             Brazil                     35%
ATL Cayman International                                                       Cayman Islands            100%
Williams International Telecommunications Investments Cayman Limited           Cayman Islands            100%
AIF Telecom Fund                                                               Cayman Islands           6.41%
Williams International Venezuela Limited                                       Cayman Islands            100%
Williams International Ventures Bermuda Ltd. *                                 Bermuda                   100%
Williams Learning Network UK Limited                                           England                   100%
Williams WPC International Company                                             Delaware                  100%
Williams Learning Center, Inc. *                                               Delaware                  100%
Williams Midstream Natural Gas Liquids, Inc. *                                 Delaware                  100%
Williams Natural Gas Liquids, Inc. *                                           Delaware                  100%
Mid-America Pipeline Company                                                   Delaware                  100%

Juarez Pipeline Company                                                        Delaware                  100%
MAPL Investments, Inc.                                                         Delaware                  100%
Seminole Pipeline Company                                                      Delaware                   80%
Terrebonne Pipeline Company                                                    Delaware                  100%
Williams Ammonia Pipeline Inc.                                                 Delaware                  100%
Williams Fertilizer, Inc.                                                      Delaware                  100%
Williams Gas Energy, Inc.                                                      Delaware                  100%
Williams West Texas NGL Pipeline Company                                       Delaware                  100%
Williams One-Call Services, Inc. *                                             Delaware                  100%
Williams Pipeline Services Company *                                           Delaware                  100%
Williams Reit One, Inc.                                                        Delaware                  100%
Williams Reit Two, Inc.                                                        Delaware                  100%
Williams Relocation Management, Inc. *                                         Delaware                  100%
Williams Sodium Products Company *                                             Delaware                  100%
Williams Strategic Sourcing Company *                                          Delaware                  100%
Williams Underground Gas Storage Company *                                     Delaware                  100%
Kiowa Gas Storage, L.L.C.                                                      Delaware                   50%
Williams WPC - I, Inc.                                                         Delaware                  100%
Williams WPC - II, Inc.                                                        Delaware                  100%
Williams Western Holding Company, Inc. *                                       Delaware                  100%
Northwest Alaskan Pipeline Company                                             Delaware                  100%
Northwest Argentina Corporation                                                Utah                      100%
Northwest Border Pipeline Company                                              Delaware                  100%
Northwest Land Company                                                         Delaware                  100%

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*Multiple Parents



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